Business Combinations, Divestitures and Discontinued Operations and Selected Financial Information by Reportable Segment and Line of Business - Summary of Combined Condensed Fair Value Information of the Assets Acquired and Liabilities (Detail) - Assets and liabilities classified as held for sale [member] - USD ($)
$ in Millions
	Dec. 31, 2024	Dec. 31, 2023
RC-Baustoffe Berlin [member]
Disclosure of operating segments [line items]
Current assets	$ 2
Property, machinery and equipment	8
Other non-current assets and goodwill	5
Total assets	15
Current liabilities	1
Non-current liabilities	9
Total liabilities	10
Net assets acquired	$ 5
Kiesel, Atlantic Minerals and SHTANG [member]
Disclosure of operating segments [line items]
Current assets		$ 30
Property, machinery and equipment		89
Other non-current assets and goodwill		25
Total assets		144
Current liabilities		17
Non-current liabilities		19
Total liabilities		36
Net assets acquired		$ 108